Exhibit 99.3

nCino Announces Stock Repurchase Program
WILMINGTON, N.C., April 1, 2025 -- nCino, Inc. (NASDAQ: NCNO), the leading provider of intelligent, best-in-class banking solutions, today announced that its Board of Directors has authorized a Stock Repurchase Program under which the Company may repurchase up to $100,000,000 of the Company’s outstanding common stock.
“Our stock repurchase authorization reflects the Board’s confidence in our long-term strategy and belief that repurchasing shares of nCino common stock at present valuations is a very attractive use of the Company’s capital,” said Sean Desmond, Chief Executive Officer, nCino. “We are confident in our ability to generate increasing amounts of free cash flow and are committed to continue to strategically deploy capital where we believe it can generate stockholder value.”
Under the repurchase program, the Company may make repurchases, from time to time, through open market purchases, block trades, in privately negotiated transactions, accelerated stock repurchase transactions, or by other means. Open market repurchases will be structured to occur in accordance with applicable federal securities laws. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases under this authorization. The volume, price, timing, and manner of any repurchases will be determined at the Company’s discretion, subject to general market conditions, as well as the Company’s management of capital, general business conditions, other investment opportunities, regulatory requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific amount of common stock, has no time limit, and may be modified, suspended, or discontinued at any time without notice at the discretion of nCino’s Board of Directors. The Company currently expects to fund the repurchase program from existing cash and cash equivalents, credit facility capacity and/or future cash flows.
About nCino
nCino (NASDAQ: NCNO) is powering a new era in financial services. The Company was founded to help financial institutions digitize and reengineer business processes to boost efficiencies and create better banking experiences. With over 2,700 customers worldwide - including community banks, credit unions, independent mortgage banks, and the largest financial entities globally - nCino offers a trusted platform of best-in-class, intelligent solutions. By integrating artificial intelligence and actionable insights into its platform, nCino is helping financial institutions consolidate legacy systems to enhance strategic decision-making, improve risk management, and elevate customer satisfaction by cohesively bringing together people, AI and data. For more information, visit www.ncino.com.

Exhibit 99.3
Forward-Looking Statements:
This press release contains forward-looking statements about nCino's financial and operating results, which include statements regarding nCino’s future performance, outlook, guidance, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) adverse changes in the financial services industry, including as a result of customer consolidation or bank failures; (ii) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of higher interest rates; (iii) risks associated with acquisitions we undertake, (iv) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (v) the accuracy of management’s assumptions and estimates; (vi) our ability to attract new customers and succeed in having current customers expand their use of our solution, including in connection with our migration to an asset-based pricing model; (vii) competitive factors, including pricing pressures and migration to asset-based pricing, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (viii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (ix) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (x) our ability to manage our growth effectively including expanding outside of the United States; (xi) adverse changes in our relationship with Salesforce; (xii) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xiii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiv) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xv) our ability to maintain our corporate culture and attract and retain highly skilled employees; and (xvi) the outcome and impact of legal proceedings and related fees and expenses.
Additional risks and uncertainties that could affect nCino’s business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time.